UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2007

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

 75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers.

On September 24, 2007, the Board of Directors of Behringer Harvard Opportunity REIT I, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”) elected Terry L. Gage to serve as a member of our Board of Directors, filling the vacancy that was created by the prior resignation of Robert J. Chapman.

Mr. Gage has been appointed to serve as a member of our Compensation Committee and Nominating Committee.  He also has been appointed to serve as a member and chairman of our Audit Committee, replacing Steven J. Kaplan as chairman.  Mr. Kaplan will continue to serve as a member of the Audit Committee.

Mr. Gage will receive the standard compensation provided to all of our non-employee directors.  This compensation includes $1,250 per month plus $500 for each Board or committee meeting that he attends.  As chairperson of the Audit Committee, he will receive $1,000 (rather than $500) for each meeting of the Audit Committee he attends.  In addition, he will participate in our Amended and Restated 2004 Incentive Award Plan (the “Incentive Award Plan”) and, pursuant to such plan, he was automatically granted, on the date of his election, an option to purchase 3,333 shares of our common stock at an exercise price of $9.10 per share, which is the amount equal to the current public offering price of our shares net of selling commissions and dealer manager fees.  Options granted to non-employee directors pursuant to the Incentive Award Plan become exercisable on the first anniversary of the date of grant.

The election of Mr. Gage as a director was not made pursuant to any arrangement or understanding between Mr. Gage and any other person.  Outside of the grant of the stock options, Mr. Gage has not had any direct or indirect material interests in any transaction with the Registrant or in any currently proposed transaction to which the Registrant is a party.  Our Board of Directors has determined that Mr. Gage will qualify as “independent” under the guidelines promulgated by the North American Securities Administrators Association, Inc., the applicable Securities and Exchange Commission rules and our charter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: September 28, 2007	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal and Secretary